Property, plant and equipment	12 Months Ended
Dec. 31, 2023
Property, plant and equipment [abstract]
Property, plant and equipment	13 Property, plant and equipment
Recognition and measurement
Property, plant and equipment is stated at cost, as defined in IAS 16 “Property, Plant and Equipment”, less accumulated depreciation and accumulated impairment losses. The cost of property, plant and equipment includes, where applicable, the estimated close-down and restoration costs associated with the asset.
Property, plant and equipment includes right-of-use assets arising from leasing arrangements, shown separately from owned and leasehold assets.
Once an undeveloped mining project has been determined as commercially viable and approval to mine has been given, further expenditure is capitalised under “capital work in progress” together with any amount transferred from “Exploration and evaluation”. Once the project enters into an operation phase, the amounts capitalised in capital work in progress are reclassified to their respective asset categories.
Costs incurred while commissioning new assets, in the period before they are capable of operating in the manner intended by management, are capitalised unless associated with pre-production revenue. Development costs incurred after the commencement of production are capitalised to the extent they are expected to give rise to a future economic benefit. Interest on borrowings related to construction or development projects is capitalised, at the rate payable on project-specific debt if applicable or at the Group or subsidiary’s cost of borrowing if not. This is performed until the point when substantially all the activities that are necessary to make the asset ready for its intended use are complete. It may be appropriate to use a subsidiary’s cost of borrowing when the debt was negotiated based on the financing requirements of that subsidiary.
Depreciation of non-current assets
Property, plant and equipment is depreciated over its useful life, or over the remaining life of the mine, smelter or refinery if that is shorter and there is no reasonable alternative use for the asset by the Group. Depreciation commences when an asset is available for use and therefore there is no depreciation for capital work in progress.
Straight line basis
Assets within operations for which production is not expected to fluctuate significantly from one year to another or which have a physical life shorter than the related mine are depreciated on a straight line basis as follows:

Type of Property, plant and equipment	Land and buildings		Plant and equipment
	Land	Buildings	Power-generating assets	Other plant and equipment
Depreciation profile	Not depreciated	5 to 50 years	See Power note below on page 195	3 to 50 years
The useful lives and residual values for material assets and categories of assets are reviewed annually and changes are reflected prospectively.
Units of production basis
For mining properties and leases and certain mining equipment, consumption of the economic benefits of the asset is linked to production. Except as noted below, these assets are depreciated on the units of production basis.
In applying the units of production method, depreciation is normally calculated based on production in the period as a percentage of total expected production in current and future periods based on mineral reserves and, for some mines, other mineral resources. Other mineral resources may be included in the calculations of total expected production in limited circumstances where there are very large areas of contiguous mineralisation, for which the economic viability is not sensitive to likely variations in grade, as may be the case for certain iron ore, bauxite and industrial mineral deposits, and where there is a high degree of confidence that the other mineral resources can be extracted economically. This would be the case when the other mineral resources do not yet have the status of ore reserves merely because the necessary detailed evaluation work has not yet been performed and the responsible technical personnel agree that inclusion of a proportion of measured and indicated resources in the calculation of total expected production is appropriate based on historical reserve conversion rates.
The required level of confidence is unlikely to exist for minerals that are typically found in low-grade ore (as compared with the above), such as copper or gold. In these cases, specific areas of mineralisation have to be evaluated in detail before their economic status can be predicted with confidence.
Sometimes the calculation of depreciation for infrastructure assets, primarily rail and port, considers measured and indicated resources. This is because the asset can benefit current and future mines. The measured and indicated resource may relate to mines which are currently in production or to mines where there is a high degree of confidence that they will be brought into production in the future. The quantum of mineral resources is determined taking into account future capital costs as required by the JORC code. The depreciation calculation, however, applies to current mines only and does not take into account future development costs for mines which are not yet in production. Measured and indicated resources are currently incorporated into depreciation calculations in the Group’s Australian iron ore business.
13 Property, plant and equipment continued

Key judgement - estimation of asset lives
The useful lives of the major assets of a cash-generating unit are often dependent on the life of the orebody to which they relate. Where this is the case, the lives of mining properties, and their associated refineries, concentrators and other long-lived processing equipment are generally limited to the expected life of the orebody. The life of the orebody, in turn, is estimated on the basis of the life-of-mine plan. Where the major assets of a cash-generating unit are not dependent on the life of a related orebody, management applies judgement in estimating the remaining service potential of long-lived assets. Factors affecting the remaining service potential of smelters include, for example, smelter technology and electricity purchase contracts when power is not sourced from the Group, or in some cases from local governments permitting electricity generation from hydropower stations.

Impact of climate change on our business - estimation of asset lives
We expect there to be a higher demand for copper, aluminium, lithium and high-grade iron ore in order to meet demand for the minerals required to transition to a low carbon economic environment, consistent with the climate change commitments of the Paris Agreement. We expect this to exceed new supply to the market and therefore increase prices. Under the Aspirational Leadership scenario, the economic cut-
off grade for our Mineral Reserves is expected to be lower; in effect we would mine a greater volume of material before the mines are depleted. We cannot quantify the difference this would make without undue cost as it would require revised mine plans, but for property, plant and equipment this increased volume of material would reduce the depreciation charge during any given period for assets that use the “Units of production” depreciation basis.

Deferred stripping
In open pit mining operations, overburden and other waste materials must be removed to access ore from which minerals can be extracted economically. The process of removing overburden and other waste materials is referred to as stripping. During the development of a mine (or, in some instances, pit; see below), before production commences, stripping costs related to a component of an orebody are capitalised as part of the cost of construction of the mine (or pit). These are then amortised over the life of the mine (or pit) on a units of production basis.
Where a mine operates several open pits that are regarded as separate operations for the purpose of mine planning, initial stripping costs are accounted for separately by reference to the ore from each separate pit. If, however, the pits are highly integrated for the purpose of mine planning, the second and subsequent pits are regarded as extensions of the first pit in accounting for stripping costs. In such cases, the initial stripping of the second and subsequent pits is considered to be production phase stripping (see below).

Key judgement - deferral of stripping costs
We apply judgement as to whether multiple pits at a mine are considered separate or integrated operations. This determines whether the stripping activities of a pit are classified as pre-production or production phase stripping and, therefore, the amortisation base for those costs.
The analysis depends on each mine’s specific circumstances and requires judgement: another mining company could make a different judgement even when the fact pattern appears to be similar.
The following factors would point towards the initial stripping costs for the individual pits being accounted for separately:
–if mining of the second and subsequent pits is conducted consecutively following that of the first pit, rather than concurrently;
–if separate investment decisions are made to develop each pit, rather than a single investment decision being made at the outset;
–if the pits are operated as separate units in terms of mine planning and the sequencing of overburden removal and ore mining, rather than as an integrated unit;
–if expenditures for additional infrastructure to support the second and subsequent pits are relatively large; and
–if the pits extract ore from separate and distinct orebodies, rather than from a single orebody.
If the designs of the second and subsequent pits are significantly influenced by opportunities to optimise output from several pits combined, including the co-treatment or blending of the output from the pits, then this would point to treatment as an integrated operation for the purposes of accounting for initial stripping costs. The relative importance of each of the above factors is considered in each case.
In order for production phase stripping costs to qualify for capitalisation as a stripping activity asset, three criteria must be met:
–it must be probable that there will be an economic benefit in a future accounting period because the stripping activity has improved access to the orebody;
–it must be possible to identify the “component” of the orebody for which access has been improved; and
–it must be possible to reliably measure the costs that relate to the stripping activity.
A “component” is a specific section of the orebody that is made more accessible by the stripping activity. It will typically be a subset of the larger orebody that is distinguished by a separate useful economic life (for example, a pushback).

Recognition and measurement of deferred stripping

Phase	Development Phase	Production Phase
Stripping activity	Overburden and other waste removal during the development of a mine before production commences.	Production phase stripping can give access to two benefits: the extraction of ore in the current period and improved access to ore which will be extracted in future periods.
Period of benefit	After commissioning of the mine.	Future periods after first phase is complete.	Current and future benefit are indistinguishable.
Capitalised to mining properties and leases in property, plant and equipment	During the development of a mine, stripping costs relating to a component of an orebody are capitalised as part of the cost of construction of the mine.
It may be the case that subsequent phases
of stripping will access additional ore and
that these subsequent phases are only
possible after the first phase has taken
place. Where applicable, the Group
considers this on a mine-by-mine basis.
Generally, the only ore attributed to the
stripping activity asset for the purposes of
calculating the life-of-component ratio is the
ore to be extracted from the originally
identified component.
Stripping costs for the component are deferred to the extent that the current period ratio exceeds the life-of-component ratio.
Allocation to inventory	Not applicable	Not applicable
The stripping cost is allocated to inventory
based on a relevant production measure
using a life-of-component strip ratio. The
ratio divides the tonnage of waste mined for
the component for the period either by the
quantity of ore mined for the component or
by the quantity of minerals contained in the
ore mined for the component. In some
operations, the quantity of ore is a more
appropriate basis for allocating costs,
particularly when there are significant by-
products.

Component
A “component” is a specific section of the orebody that is made more accessible by the stripping activity. It will typically be a subset of the larger orebody that is distinguished by a separate useful economic life (for example, a pushback).

Life-of-component ratio
The life-of-component ratios are based on the mineral reserves of the mine (and for some mines, other mineral resources) and the annual mine plan; they are a function of the mine design and, therefore, changes to that design will generally result in changes to the ratios.
Changes in other technical or economic parameters that impact the mineral reserves (and for some mines, other mineral resources) may also have an impact on the life-of-component ratios even if they do not affect the mine design. Changes to the ratios are accounted for prospectively.

Depreciation basis	Depreciated on a “units of production” basis based on expected production of either ore or minerals contained in the ore over the life of the component unless another method is more appropriate.
Property, plant and equipment - owned and leased assets

	2023 US$m	2022 US$m
Property, plant and equipment – owned	65,290	63,731
Right-of-use assets – leased	1,178	1,003
Net book value	66,468	64,734
13 Property, plant and equipment continued
Property, plant and equipment – owned

		2023
	Note	Mining properties and leases(a) US$m	Land and buildings US$m	Plant and equipment US$m	Capital works in progress US$m	Total US$m
Net book value
At 1 January 2023		10,529	6,699	34,407	12,096	63,731
Adjustment on currency translation(b)		14	116	495	54	679
Adjustments to capitalised closure costs	14	(292)	—	—	—	(292)
Interest capitalised(c)	9	—	—	—	275	275
Additions(d)		222	207	1,381	5,110	6,920
Depreciation for the year(a)		(802)	(504)	(3,511)	—	(4,817)
Impairment charges(e)		(92)	(58)	(922)	(87)	(1,159)
Disposals		—	(28)	(73)	(27)	(128)
Transfers and other movements(f)		3,976	1,590	4,568	(10,053)	81
At 31 December 2023		13,555	8,022	36,345	7,368	65,290
Balance sheet analysis
– cost		29,731	14,737	80,993	7,728	133,189
– accumulated depreciation and impairment		(16,176)	(6,715)	(44,648)	(360)	(67,899)
Non-current assets pledged as security(g)		5,307	1,477	6,980	3,715	17,479

		2022
	Note	Mining properties and leases(a) US$m	Land and buildings US$m	Plant and equipment US$m	Capital works in progress US$m	Total US$m
Net book value
At 1 January 2022		10,817	5,995	33,453	13,528	63,793
Adjustment on currency translation(b)		(436)	(344)	(1,870)	(311)	(2,961)
Adjustments to capitalised closure costs	14	520	—	—	—	520
Interest capitalised(c)	9	—	—	—	416	416
Additions(d)		360	304	1,111	4,732	6,507
Depreciation for the year(a)		(891)	(433)	(3,171)	—	(4,495)
Disposals		(3)	(1)	(38)	(4)	(46)
Newly consolidated operations(h)		—	1	—	5	6
Transfers and other movements(f)		162	1,177	4,922	(6,270)	(9)
At 31 December 2022		10,529	6,699	34,407	12,096	63,731
Balance sheet analysis
– cost		25,263	12,805	74,562	13,118	125,748
– accumulated depreciation and impairment		(14,734)	(6,106)	(40,155)	(1,022)	(62,017)
Non-current assets pledged as security(g)		1,602	491	5,113	8,876	16,082
(a)At 31 December 2023, the net book value of capitalised production phase stripping costs totalled US$2,505 million, with US$2,069 million within “Property, plant and equipment” and a further
US$436 million within “Investments in equity accounted units” (2022: total of US$2,497 million, with US$2,038 million in “Property, plant and equipment” and a further US$460 million within
“Investments in equity accounted units”). During the year, capitalisation of US$325 million was partly offset by depreciation of US$324 million, inclusive of amounts recorded within equity accounted units (2022: US$411 million offset by depreciation of US$331 million). Depreciation of deferred stripping costs in respect of subsidiaries of US$216 million (2022: US$246 million;
2021: US$201 million) is included within “Depreciation for the year”.
(b)Adjustment on currency translation represents the impact of exchange differences arising on the translation of the assets of entities with functional currencies other than the US dollar, recognised directly in the currency translation reserve. The adjustment in 2023 arose primarily from the strengthening of the Australian and Canadian dollars against the US dollar.
(c)Our average borrowing rate, excluding any project finance, used for capitalisation of interest is 7.50% (2022: 5.60%).
(d)Additions to “Property, plant and equipment” includes US$94 million of spend on carbon abatement (2022: US$86 million).
(e)In 2023, the impairment charges related primarily to our alumina refineries in the Aluminium segment. Refer to note 4 for details.
(f)“Transfers and other movements” includes reclassification between categories.
(g)Excludes assets held under capitalised lease arrangements. Non-current assets pledged as security represent amounts pledged as collateral against US$3,994 million (2022: US$3,965 million)
of loans, which are included in note 20.
(h)In 2022, the acquisition relates to our purchase of Rincon, a lithium project in Argentina. Refer to note 5 for details.

Impact of climate change on our business - useful economic lives of our power generating assets
The Group has committed to reducing Scope 1 and Scope 2 carbon emissions by 50% relative to our 2018 baseline by 2030 and achieving net zero emission across our operations by 2050. We expect to invest US$5 billion to US$6 billion on carbon abatement projects between
2022 and 2030 (revised from US$7.5 billion in prior year). Transitioning electricity from principally fossil fuel-based power generating assets to principally renewables is critical to achieving that goal. The carrying value of power generating assets is set out in the table below. The weighted average remaining useful economic life of plant and equipment for fossil fuel-based power generating assets is 10 years (2022: 13 years). Given the technical limitations of intermittent renewable energy generation and energy storage systems, and our need for reliable baseload electricity, we expect our current generation assets will be integral to those needs for the foreseeable future. We are investing in research and development and evaluating new market options that may overcome these technical challenges. Should pathways for eliminating fossil fuel power generating assets be identified we may need to accelerate depreciation or impair the assets; however, at this present moment the requirement for fossil fuel powered back-up means that early retirement of the assets is not expected and no change to depreciation rates is required.

	2023		2022
Net book value	Land and buildings US$m	Plant and equipment US$m	Land and buildings US$m	Plant and equipment US$m
Fossil fuels	87	932	25	882
Renewables(a)	201	2,456	198	2,352

(a)The increase of US$104 million in renewables plant & equipment is primarily attributable to the Quebec power stations which are essential to the production of hydroelectricity for the manufacture of low-carbon aluminium in our newly expanded facility at Complexe Jonquière in Saguenay-Lac-Saint-Jean, as well as the Kemano hydropower station which continues to ensure the long-term, sustainable production of low-carbon aluminium at our smelter in Kitimat. Both assets are items of property, plant and equipment which are owned by Rio Tinto.

Right-of-use assets – leased

	2023			2022
	Land and buildings US$m	Plant and equipment US$m	Total US$m	Land and buildings US$m	Plant and equipment US$m	Total US$m
Net book value
At 1 January	515	488	1,003	549	585	1,134
Adjustment on currency translation	11	4	15	(35)	(16)	(51)
Additions	96	420	516	49	254	303
Depreciation for the year	(88)	(305)	(393)	(61)	(295)	(356)
Impairment charges(a)	(1)	(7)	(8)	—	—	—
Disposals	—	(1)	(1)	—	—	—
Transfers and other movements	10	36	46	13	(40)	(27)
At 31 December	543	635	1,178	515	488	1,003
(a)In 2023, the impairment charges related to our alumina refineries in the Aluminium segment. Refer to note 4 for details.
The leased assets of the Group include land and buildings (mainly office buildings) and plant and equipment, the majority of which are marine vessels. Lease terms are negotiated on an individual basis and contain a wide range of terms and conditions. Right-of-use assets are depreciated on a straight line basis over the life of the lease, taking into account any extensions that are likely to be exercised.